CAT P1 11/15

SUPPLEMENT DATED NOVEMBER 1, 2015

TO THE PROSPECTUS DATED NOVEMBER 1, 2015 OF

FRANKLIN CALIFORNIA TAX-FREE TRUST

(Franklin California Tax-Exempt Money Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin California Tax-Exempt Money Fund (Fund), a series of Franklin California Tax-Free Trust into a new fund to be created for the purpose of the reorganization (New Fund).  The New Fund is expected to follow an ultra-short bond strategy.  In addition, the New Fund is not expected to be a money market fund and is not expected to try to maintain a stable net asset value (NAV) of $1.00 per share.

It is anticipated that, in the first quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed in March 2016.

Effective at the close of market on December 10, 2015, the Fund will be closed to all new investors. Existing investors who had an open and funded account on December 10, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date.  The Fund will not accept any additional purchases after the close of market on or about March 11, 2016.  The Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.